POST BALANCE SHEET EVENTS	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
POST BALANCE SHEET EVENTS
29.	POST BALANCE SHEET EVENTS

ADS Ratio change

In February 2024, the Company changed the ratio of the ADSs representing its ‘A’ ordinary shares from one (1) ADS representing four (4) ‘A’ ordinary shares to one (1) ADS representing twenty (20) ‘A’ ordinary shares. For Trinity Biotech Plc ADS holders, the change in the ADS ratio had the same effect as a one for-five reverse ADS split. There was no change to the Company’s Class ‘A’ ordinary shares. The effect of the ratio change on the ADS trading price on the Nasdaq Global Market took place at the opening of trading on February 23, 2024. The ADS ratio change enabled the Company to regain compliance with the US$1.00 Nasdaq minimum bid price requirement. The number of ADS within this document represents the number of ADSs post the ADS ratio change. The earnings/(loss) per ADS calculations have been calculated using the revised number of ADS as the denominator, the prior year numbers have also been restated because of the ratio change.

Acquisition of the CGM assets of Waveform Technologies, Inc.

In January 2024, the Company acquired the biosensor and Continuous Glucose Monitoring assets of privately held Waveform Technologies, Inc. for an initial consideration of US$12.5 million in cash and 1.8 million ADSs of the Company plus contingent consideration of a maximum of US$20 million. We intend to update the Waveform CGM device and optimize for broad adoption and then evolve this platform technology to measure and analyse other valuable biomarkers and related datapoints. Our vision is to develop a portfolio of technologies that can offer users and clinicians valuable actionable health and wellness insights.

Waveform, a developer of novel and proprietary new technologies for diabetes care, received a CE Mark for its Cascade CGM in 2019, which has since been commercially available in Europe. The primary use of the device is to continuously monitor glucose in the human body. The Waveform CGM technology contains innovative and proprietary aspects with what we believe are important benefits. The CGM technology acquired from Waveform was developed over many years and Waveform has granted a perpetual, worldwide, non-exclusive license to DexCom, Inc. and its affiliates, for some of the patents acquired us, but to which we retain the right to use and exploit.

The fair value of the total net assets acquired is US$23.2 million and comprises the following:

US$’000
ASSETS ACQUIRED
Non-current assets
Property, plant and equipment	1,569
Goodwill	12,071
Other intangible assets	9,360
Financial assets	9
Total non-current assets	23,009
Current assets
Inventory	1,296
Other receivables	135
Total current assets	1,431
Total assets acquired	24,440

LIABILITIES ASSUMED
Current liabilities
Trade and other payables	50
Total current liabilities	50
Non-current liabilities
Deferred tax liability	1,170
Total non-current liabilities	1,170
Total liabilities assumed	1,220

NET ASSETS ACQUIRED	23,220

Goodwill represents the excess of the purchase price consideration over the fair value of the underlying assets acquired and liabilities assumed and largely results from expected future development and commercialization opportunities for the biosensor technology as well as the assembled workforce, which does not qualify for separate recognition.

Additional contingent consideration of up to US$20 million which may be payable upon the occurrence of certain events, as follows:

○
Trading Trigger: a US$5.0 million payment if, within the next 12 months, the (i) the closing price of the Company’s ADSs does not exceed US$7.50 per ADS for at a least 20 consecutive trading days and (ii) the average daily trading volume of the Company’s ADSs does not equal or exceed 20,000 ADSs for 20 consecutive trading days, and

○
Partnership trigger: 50% of the proceeds received by the Company (up to a maximum payment of additional consideration of US$15.0 million) on our entering into certain commercial partnering agreements with certain glucose pump manufacturers in the next 24 months.

The fair value of the contingent consideration at date of acquisition is US$6.8 million.

In connection with the acquisition of the Waveform assets and liabilities, the Company entered into a non-binding Letter of Intent with Bayer’s subsidiary in China for the launch of a Continuous Glucose Monitoring biosensor device in China and India.

Amendment and Restatement of Term Loan

In connection with the acquisition of the CGM assets of Waveform, in January 2024 the Company has entered into the Amended Term Loan with its main lender, Perceptive. Under the Amended Term Loan, an additional $22 million of funding has been made available to the Company, with US$12.5 million being used to acquire the CGM assets of Waveform. The remaining US$9.5 million is available for general corporate purposes including for the further development of the CGM and biosensor technologies. In addition, the Amended Term Loan provides for additional liquidity of up to US$6.5 million, that may be drawn down by the Company between April and December 2024, and can be used for general corporate purposes.

The Amended Term Loan also immediately reduces the annual rate of interest on the loan by 2.5% to 8.75% (the “Base Rate”) plus the greater of (a) Term Secured Overnight Financing Rate (SOFR) or (b) 4.0% per annum, and allows for a further 2.5% reduction in the Base Rate to 6.25% once the outstanding principal under the Amended Term Loan falls below US$35 million. Additionally, the Amended Term Loan reduces the early repayment penalty from a range of 8% to 7% to 4.0% to 3.5%, dependent on timing of early repayment, and also reduces the revenue covenants. The Amended Term Loan matures in January 2026.

In addition, in connection with the Amended Term Loan, Perceptive received new warrants to purchase an additional 500,000 ADSs and the Company has agreed to price these additional warrants and reprice the existing warrants to purchase 500,000 ADSs that were issued to Perceptive under the original term loan, with an exercise price of US$2.20 per ADS.

In April 2024 the Company drew down the additional funding of US$6.5 million as prescribed in the Amended Term Loan agreement. This funding will be used for general corporate purposes, including the further development of our CGM offering.